Página 1 de 17 NUEVA MINUTA CONTRACTUAL CONTRATO INDIVIDUAL DE TRABAJO A TÉRMINO INDEFINIDO - SALARIO INTEGRAL - PERSONAL DE DIRECCIÓN, CONFIANZA Y MANEJO NEW CONTRACTUAL MINUTE INDEFINITE-TERM EMPLOYMENT AGREEMENT - INTEGRAL SALARY – PERSONNEL OF MANAGEMENT AND TRUST Nombre del empleador Name of the employer Ecomedics S.A.S. Nombre del trabajador Name of the employee Andrés Fajardo Luna Cédula de ciudadanía del trabajador Employee’s ID 79.942.341 Fecha de ingreso Starting date 12 de enero de 2018 January 12, 2018 Cargo Position Presidente President Salario integral básico mensual Monthly fixed integral salary USD $22,916.66 Pagadero por períodos Payment periods Mensual Monthly Dirección de residencia del trabajador Employee’s address KM 6 VIA LA CALERA, ARBORETTO, SANGREGADO 16, LA CALERA, CUNDINAMARCA Teléfono del trabajador Employee’s phone number 300 5752902. Considerandos 1. Entre Ecomedics S.A.S., entidad legalmente constituida y existente bajo las leyes de la República de Colombia, domiciliada en la ciudad de Bogotá, D.C., y representada en este acto por quien lo suscribe (el “Empleador”) y Andrés Fajardo Luna, mayor de edad, identificado con la cédula de ciudadanía número 79.942.341 (el “Trabajador”), actualmente existe una relación de carácter laboral. 2. Por encontrarlo mutuamente conveniente, el Empleador y el Trabajador han decidido suscribir una nueva minuta contractual que contenga y reitere todas las condiciones laborales individuales que rigen la relación laboral entre las Partes. 3. Tanto el Empleador como el Trabajador suscriben esta minuta de forma libre, expresa, consciente y voluntaria, estableciendo desde ya que su suscripción obedece al acuerdo mutuo sobre las condiciones que aquí se establecen y que, de forma alguna, los términos de esta nueva minuta contractual representan una Considerations 1. Between Ecomedics S.A.S., legally incorporated company under the laws of the Republic of Colombia, domiciled in the city of Bogota, D.C., and represented by the individual who subscribes it (the “Employer”) and Andrés Fajardo Luna, of legal age, identified with ID card number 79.942.341 (the “Employee”), currently exists a relationship of employment nature. 2. As they find it mutually convenient, the Employer and the Employee have decided to execute a new contractual minute that contains and reiterates all the individual employment conditions that govern the employment relationship between the Parties. 3. The Employer and the Employee execute this minute freely, expressly, consciously and voluntarily, establishing as from this moment that its execution obeys to the mutual agreement over the conditions herein established and that, in no way, the terms of this new contractual minute

Página 2 de 17 disminución o desmejora de las condiciones laborales del Trabajador. El Empleador y el Trabajador podrán ser denominados individualmente en este Contrato como una "Parte" y, colectivamente, como las "Partes”. represent a diminishment or deterioration of the Employee’s employment conditions. The Employer and the Employee may be referred to, individually, as a “Party” and, collectively, as the “Parties”. 1. Objeto del Contrato 1.1. El Trabajador reitera que se obligó y se obliga a incorporar su capacidad normal de trabajo en el desempeño de las funciones propias de Presidente y en las labores similares, conexas, dependientes y complementarias del mencionado cargo, de conformidad con las órdenes e instrucciones que para tal fin le imparta el Empleador o sus representantes. 1.2. El Trabajador se obligó y se obliga a no prestar directa o indirectamente servicios laborales a otros empleadores ni a trabajar por cuenta propia en el mismo oficio durante la vigencia de este contrato. 1.3. El Trabajador reconoce y acepta que, por comisión o delegación de funciones, además de prestar sus servicios directamente para el Empleador, ha podido y podrá llegar a prestar servicios en favor de terceros, de conformidad con los convenios de colaboración, acuerdos o contratos que el Empleador llegare a celebrar para tal fin, sin que ello implique la existencia de una relación laboral adicional o distinta a la regulada por el presente Contrato o sin que esto implique coexistencia de contratos. 1. Purpose of the Agreement 1.1. The Employee reiterates that he undertook and undertakes to incorporate his normal working ability in the performance of the duties peculiar to the position of President and to the tasks which are similar, related, or complementary, in accordance with the orders and instructions provided by the Employer or its representatives for such purpose. 1.2. The Employee undertook and undertakes not to render directly or indirectly services to other employers or be self-employed in the same activity during the term of this agreement. 1.3. The Employee acknowledges and agrees that by commission or delegation of duties, in addition to providing services directly to the Employer, he may have been or be asked to provide services to third parties, pursuant to cooperation agreements, that the Employer executes for that purpose, without implying the existence of an employment relationship further or different from the scope of this contract or without implying coexistence of contracts. 2. Salario y beneficios extralegales 2.1. A partir del 01 de enero de 2022, el Empleador pagará al Trabajador, por la prestación de sus servicios, la suma fija bruta mensual de USD $22,916.66 m/cte., como salario integral, suma que se cubrirá por mes vencido. El salario del Trabajador se pagará en pesos colombianos, para lo cual se tomará el promedio mensual de la tasa representativa del mercado (TRM) de los tres meses anteriores a la fecha de pago (utilizando la tasa del último día de cada mes), promedio que se aplicará para el siguiente trimestre, y así sucesivamente, conforme a la certificación 2. Salary and extra-legal benefits 2.1. As from January 1, 2022, the Employer shall pay the Employee for the provision of his services the fixed gross amount of USD $22,916.66 per month as integral salary, which shall be covered every month in arrears. The salary of the Employee will be paid in Colombian pesos, for which the monthly average of the market representative rate (TRM, for its acronym in Spanish) of the three months that precede the payment date will be taken (using the rate of the last day of each month), average that will be applied for the following quarter, and so on, in accordance

Página 3 de 17 expedida o publicada por el Banco de la República para cada trimestre. Las Partes acuerdan que el salario básico del Trabajador será revisado cada tres años, salvo que el Contrato de Trabajo termine con anterioridad por cualquier causa. 2.2. El salario integral pactado, además de retribuir el trabajo ordinario, ha compensado y compensa de antemano las cesantías, intereses a las cesantías, la prima de servicios, y las demás prestaciones sociales, el valor del trabajo y del descanso dominical y festivo los recargos por trabajo suplementario diurno y nocturno, beneficios extralegales, los viáticos, la incidencia salarial del pago de viáticos y, en general, todos los conceptos que conforme a la ley o que por concesión extralegal haya recibido o recibiría el Trabajador si no tuviere salario integral. La Compañía no ha reconocido y no reconocerá ningún pago o beneficio constitutivo de salario, cualquiera que sea, adicional al pago de este salario integral, a excepción de las vacaciones. 2.3. Las Partes de común acuerdo convienen que cualquier pago de naturaleza salarial que haya recibido o reciba el Trabajador en ejecución del presente Contrato, se entiende que ha sido y es realizado bajo la modalidad de salario integral, razón por la cual en su monto se encuentra incluido el factor prestacional, el cual no es inferior al 30% del salario. 2.4. Las Partes reiteran expresamente su acuerdo en cuanto a que en los casos en que el Empleador haya reconocido o reconozca al Trabajador beneficios diferentes al salario, por concepto de alimentación, habitación, vivienda, transporte, vestuario u otros beneficios tales como primas y bonificaciones de naturaleza extralegal, se han considerado y se considerarán tales beneficios o reconocimientos como no salariales y, por lo tanto, no se han tenido o tendrán en cuenta como factor salarial para ningún efecto legal. with the certification issued or published by the Central Bank of Colombia (Banco de la República) for each quarter. The Parties agree that they will reassess the Employee’s basic salary every three years, unless the Employment Agreement is otherwise terminated beforehand for any cause. 2.2. The amount for weekends and paid holidays has and will be included in the monthly salary for the respective month of service, stipulated in this Agreement, as well as the benefit factor, which is not inferior to the 30% of the salary and includes the unemployment saving aid, interests on the unemployment saving aid, legal service bonus, and all other fringe benefits, all surcharges and benefits, work or leaves on Sundays and Holidays, all extralegal bonuses of any type and nature, travel allowances, the impact of the travel allowances in the salary and in general, all payments that under the law or extralegal concessions the Employee would receive as if he had no integral salary, so that there will be no payment or benefit whatsoever deemed as salary to pay in addition to this salary, except for vacations. 2.3. The Parties agree that any salary payment of any nature that the Employee has received or receives in the performance of this Employment Agreement, is understood to be under the modality of integral salary, and that this amount has included and includes the fringe benefit factor, which is not less than 30% of the salary. 2.4. The Parties expressly reiterate their agreement on the fact that if the Employer has granted or grants the Employee benefits different from the salary, such as food allowance, housing, transportation, clothing, education, health insurance, extralegal services bonus, or other benefits such as bonus of extra-legal nature, carried interest benefits and/or co- investment benefits, said benefits or recognitions have been and shall be considered as non-constituent of salary, and therefore have not and shall not be taken into account for the calculation of employment accruals for any legal effect.

Página 4 de 17 2.5. En adición al salario fijo que recibe mensualmente el Trabajador, el Empleador ha reconocido y/o reconocerá al Trabajador los siguientes beneficios, los cuales las Partes expresamente convienen que no serán constitutivos de salario para ningún efecto, por el acuerdo expreso al que han llegado, de conformidad con lo previsto en el artículo 15 de la Ley 50 de 1990, que subrogó el artículo 128 del Código Sustantivo del Trabajo, en concordancia con lo previsto en el artículo 17 de la Ley 344 de 1996: a) Gastos por seguridad: El Empleador se ha obligado y se obliga a pagar los gastos razonables en que el Trabajador haya tenido o tenga que incurrir por concepto de contratación de servicios de seguridad personal y familiar, siempre que dichos gastos hayan sido o sean debidamente aprobados por la Junta Directiva del Empleador. b) Bonificación anual: A partir del día 01 de enero del año 2022, en adición a su salario integral mensual, el Trabajador será elegible para recibir una bonificación anual no salarial de hasta el 70% de su salario anual en caso de cumplirse y excederse las metas corporativas definidas por la Junta Directiva del Empleador. Los términos y condiciones de causación, reconocimiento y pago de esta bonificación serán determinados por el Empleador a través de los lineamientos que establezca para cada año determinado. Las Partes acuerdan que, para la causación, reconocimiento y pago de este beneficio, el Trabajador deberá estar vinculado con el Empleador a la fecha efectiva del pago. c) Participación en el Plan de Opciones de Acciones: El Trabajador ha sido y continuará siendo elegible para participar en el Plan de Opciones de Acciones del Empleador. Las condiciones de causación y reconocimiento de este beneficio estarán sujetos al Plan correspondiente establecido por el 2.5. In addition to the fixed monthly salary received by the Employee, the Employer has granted and/or will grant the Employee the following benefits, which the parties expressly agree that are non-constituent of salary, in accordance with the express agreement reached between the parties, pursuant to article 15 of Law 50 of 1990, which subrogated article 128 of the Labor Code, in accordance with article 17 of Law 344 of 1996: a) Security expenses: The Employer has been obliged and is obliged to cover the reasonable expenses in which the Employee has or shall incur to hire personal and family security services, as long as such expenses are dully approved by the Board of Directors of the Employer. b) Annual bonus: As from January 1st, 2022, in addition to his monthly integral salary, the Employee will be eligible to receive an annual bonus of non-salary nature of up to 70% of the Employee’s annual salary, if the corporate performance targets determined by the Employer’s Board of Directors are accomplished. The terms and conditions for the accrual, recognition and payment of this bonus will be determined by the Employer through the guidelines set for each given year. The Parties agree that for the accrual, recognition and payment of this bonus, the Employee must be employed by the Employer on the effective date of payment. c) Participation in Stock Options Plan: The Employee has been and will continue to be eligible to participate in the Stock Options Plan of the Employer. The accrual and recognition conditions of this benefit will be subject to the corresponding Plan established by the Employer. The Employee’s participation in the

Página 5 de 17 Empleador. La participación del Trabajador en el Plan estará sujeta a la discrecionalidad del Empleador. d) Reconocimiento de Acciones: Sujeto a la aprobación del Comité de Compensación de la Junta Directiva de Clever Leaves Holdings Inc., la compañía matriz del Empleador, la matriz otorgará al Trabajador 520.000 unidades de acciones restringidas, las cuales se causarán en cuotas anuales iguales en cada uno de los primeros cuatro aniversarios desde la fecha de reconocimiento y estará sujeto a los términos y condiciones del Plan de Incentivos 2020 y el acuerdo de reconocimiento correspondiente. Este beneficio es separado e independiente de la participación del Trabajador en el Plan de Opciones de acciones del Empleador. e) Indemnización extralegal: Si el Empleador termina el Contrato de Trabajo sin justa causa, el Empleador pagará al Trabajador el mayor valor entre (x) un año de salario fijo bruto básico del Trabajador y (y) el valor de la indemnización establecido en la ley. La obligación de pagar la indemnización extralegal está condicionada a que el Trabajador suscriba un contrato de transacción con el Empleador, a través del cual declare a paz y salvo al Empleador por cualquier reclamación. De cumplirse las condiciones previamente referidas, este pago se incluirá en la liquidación final de acreencias laborales del Trabajador bajo el concepto de Suma Transaccional. Plan will be subject to the Employer’s discretion. d) Equity Grant: Subject to the approval of the Compensation Committee of the Board of Directors of Clever Leaves Holdings Inc., the parent company of the Employer (“Holdings”), Parent will grant to the Employee 520,000 restricted share units, which restricted share units shall vest in equal annual installments on each of the first four anniversaries of the grant date and will be subject to such terms and conditions of the 2020 Incentive Award Plan and the related award agreement. This benefit is separate and independent from the Employee’s participation in the Employer’s Stock Options Plan. e) Extra-legal Severance: If Employer terminates the Employment Agreement without cause, the Employer will pay the Employee the greater of (x) one year of Employee’s gross fixed base salary and (y) the amount of severance required by law. The obligation to pay the extra-legal severance is conditioned upon the Employee executing a settlement and release agreement with the Employer, releasing the Employer from any claims. If the conditions previously referred are complied, this payment will be included in the final calculation of employment accruals of the Employee under the concept of Settlement Sum. 3. Herramientas de trabajo 3.1. El Empleador entregó al Trabajador las siguientes herramientas de trabajo, que de conformidad con lo previsto en el artículo 15 y 16 de la Ley 50 de 1990, no han 3. Working tools 3.1. The Employer provided to the Employee the following working tools, which are non- constituent of salary pursuant articles 15 and 16 of Law 50 of 1990, since they were

Página 6 de 17 constituido ni constituyen salario toda vez que éstas no se entregaron para beneficio del Trabajador ni para enriquecer su patrimonio, sino para desempeñar a cabalidad sus funciones: a) Plan de telefonía celular móvil: El Empleador entregó al Trabajador como herramienta de trabajo un plan de telefonía celular móvil corporativo, el cual ha sido y es pagadero directamente a la empresa de telefonía móvil contratada. Se entiende que el plan de telefonía móvil pagado y asignado al Trabajador ha sido y es una herramienta para uso netamente laboral y en ese sentido, la información ha sido y será del Empleador, siempre y cuando la información no esté clasificada como datos personales. El Trabajador reitera que expresamente acepta que el Empleador puede revisar y auditar el plan de telefonía móvil regularmente, de conformidad con los términos establecidos en el presente Contrato. 3.2. El uso de las herramientas de trabajo tales como computador, portátiles o de escritorio, teléfono celular, otorgados por el Empleador se han sujetado y sujetarán a las políticas del Empleador, las cuales hacen parte integral del presente Contrato. Las herramientas de trabajo son y serán propiedad exclusiva del Empleador y han estado y estarán sometidas a lo establecido en la Cláusula 13.3 del presente Contrato. 3.3. Se entiende que la cuenta de correo electrónico asignada al Trabajador es una herramienta de trabajo que debe usarse, exclusivamente, para propósitos laborales y, por lo tanto, la información que circule por ese medio ha sido y será material clasificado de propiedad del Empleador, siempre que no constituya Datos Personales (según se definen más adelante). El Trabajador reitera que acepta de manera expresa que el Empleador audite su cuenta de correo electrónico de manera periódica, conforme a lo establecido en el literal h) de la Cláusula 13.3 del presente Contrato. not delivered to benefit the Employee or to enrich him, but for the exclusive performance of his duties: a) Mobile phone Plan: The Employer granted the Employee as working tool a corporate mobile phone plan, which has been and will be paid directly to the hired mobile phone company. It is understood that the mobile plan purchased and assigned to the Employee has been and is a working tool to be utilized exclusively for labor purposes and therefore, the information included has been and will be property of the Employer, whenever the information is not classified as Personal Data. The Employee reiterates that he expressly agrees that the Employer may check and audit his mobile phone account regularly, in accordance with the terms set forth in this agreement. 3.2. The use of working tools such as computer equipment, laptops or desktops, cell phones, telephones granted by the Employer has been and shall be subject to the policies of the Employer, which make integral part of this Agreement and have been and shall be subject to the terms set forth in Clause 13.3 of this Agreement. Any work tools as described, have been and shall remain the property of the Employer. 3.3. It is understood that the email account assigned to the Employee is a working tool to be utilized exclusively for employment purposes and therefore, the information has been and will be property of the Employer, whenever the information is not classified as Personal Data (as defined further on). The Employee ratifies that he expressly agrees that the Employer may check and audit his email account regularly, in accordance with the terms set forth in Clause 13.3, letter h) of this Agreement.

Página 7 de 17 3.4. La violación o incumplimiento de cualquiera de estas obligaciones, aún por primera vez, constituirá falta grave para todos los efectos legales. 3.4. Breach, even for the first time, of any of the obligations contained in this clause, shall be considered as a serious offense for all legal purposes. 4. Lugar de trabajo 4.1. El Trabajador conoce y acepta que en ejecución de este Contrato podrán ser modificadas sus funciones y responsabilidades y que su sitio de trabajo ha sido y será la ciudad de Bogotá, D.C. El Empleador podrá cambiar el lugar de trabajo unilateralmente sin que este solo hecho se pueda considerar una desmejora de las condiciones laborales del Trabajador. 4. Workplace 4.1. The Employee acknowledges and accepts that his duties and responsibilities may be modified during the performance of this Agreement and that his place of work has been and shall be the city of Bogota, D.C. The Employer may change the place of work, and this mere fact may not be considered deterioration of the Employee’s working conditions. 5. Información Confidencial 5.1. El Trabajador se comprometió y se compromete a no publicar ni divulgar a ningún tercero, y a no utilizar en beneficio propio o de un tercero o en detrimento del Empleador, la Información Confidencial que conozca en virtud del mismo. Esta obligación permanecerá vigente y en efecto durante todo el término del presente contrato y durante cinco años más. 5.2. Constituye Información Confidencial, toda información de propiedad del Empleador que no haya sido publicada, con relación a los negocios, finanzas, impuestos, asuntos legales, programas de computador, ventas, formulas, datos, procesos, métodos, artículos de fabricación, maquinaria, aparatos, diseños, materiales de composiciones, productos, ideas, mejoras, inventos, descubrimientos, trabajo experimental o de desarrollo, trabajo en proceso, planos, o cualquier otro material que pertenezca o esté relacionado con la actividad técnica o comercial del Empleador; obtenida por el Trabajador en reuniones, en correspondencia tanto oficial como no oficial, en conversaciones con la Gerencia y demás personal, mediante consultores externos, mediante miembros de organismos y autoridades gubernamentales, en virtud de informes oficiales del Empleador y borradores de tales reportes, por reclamos contra el Empleador o cualquiera de sus 5. Confidential information 5.1. The Employee agreed and agrees not to publish or disclose to any third party, and not to utilize for his benefit or for a third party or to the detriment of the Employer, the Confidential Information hereunder. This obligation shall remain in force and will have effect throughout the term of this contract and for five additional years. 5.2. Confidential Information is all proprietary information of the Employer who has not been published in conjunction with business, finance, tax, legal matters, computer programs, sales, formulas, data, processes, methods, articles of manufacture, machinery, appliances, designs, materials, compositions, products, ideas, improvements, inventions, discoveries, experimental or developmental work, or in progress, drawings, or any other material belonging to or related to the technical or commercial activity of the Employer, obtained by the Employee at meetings, in letters both official and unofficial, conversations with management and staff, through external consultants, by members of government agencies and authorities, according to official reports and drafts of such reports from the Employer, for claims against the Employer or any of its subsidiaries, or generated by information developed by the Employer or otherwise. This obligation

Página 8 de 17 subsidiarias, por información desarrollada o generada por el Empleador o de cualquier otra forma. Esta obligación se refiere, no solo a la revelación de la Información Confidencial del Empleador, sino la de sus subsidiarias, clientes, contrapartes y sus respectivas subsidiarias, salvo que el Empleador le haya otorgado su autorización previa y por escrito. 5.3. Al momento de la terminación del presente Contrato, el Trabajador no conservará ni entregará a terceros, sino que devolverá al Empleador todos y cada uno de los planos, dibujos, especificaciones, elementos, notas, libros de notas, memorandos, reportes, estudios, correspondencia y demás documentos y en general todo el material que se relacione con los negocios del Empleador o de terceros sobre la cual el Empleador esté obligada a mantener confidencial, y que esté en su poder o bajo su custodia o control. refers not only to the disclosure of the Employer’s Confidential Information, but also the one of its affiliates, clients and counterparts or their respective affiliates, unless the Employer has given a prior written consent for the information to be disclosed 5.3. At the moment of termination of this employment agreement, the Employee will not retain or release to third parties, but return to the Employer each and every one of the plans, drawings, specifications, features, notes, notebooks, memoranda, reports, studies, opinions, correspondence and other documents, and in general all the material that relates to the business of the Employer or third parties in which the Employer is committed to keep confidentiality, and is in his possession or under her custody or control. 6. Derechos de la propiedad intelectual derivados en desarrollo de la relación laboral 6.1. El Trabajador reitera que entiende y acepta que toda creación objeto de protección por vía de Propiedad Intelectual, y las creaciones o contribuciones y mejoras intelectuales sujetas o no a registro han pertenecido y pertenecerán al Empleador salvo que se las Partes acuerden lo contrario por escrito. 6.2. El Trabajador reitera que se obliga a ceder y a firmar todos los documentos que el Empleador considere necesarios para hacer efectiva la cesión, registro o formalidad para la protección, respecto de cualquier derecho de propiedad industrial que pudiera derivarse o resultar del ejercicio de sus actividades o en razón a sus obligaciones contractuales, incluyendo, pero sin limitarse a, las invenciones patentables o protegibles por otros medios, diseños industriales, modelos de utilidad, marcas comerciales, lemas comerciales, enseñas y otros signos distintivos. 6. Intellectual property rights derived from the employment relationship 6.1. The Employee reiterates that he understands and accepts that all creation subject to Intellectual Property Protection, and the intellectual creations or contributions and improvements subject or not to registration have belonged and will belong to the Employer unless the Parties agree otherwise in writing. 6.2. The Employee reiterates that he undertakes to assign and sign all the documents that the Employer considers necessary to comply effective with the requirements of the assignment, registration or formality needed for the protection, regarding any industrial property right that may derive or result from the exercise of his activities or by reason of its contractual obligations, including, but not limited to, patentable or otherwise protectable inventions, industrial designs, utility models, trademarks, commercial slogans, commercial ensigns and other distinctive signs.

Página 9 de 17 6.3. El Trabajador reitera que se obliga a firmar todos los documentos que el Empleador considere necesarios para hacer efectiva la cesión de cualquier derecho patrimonial de autor sobre todas las obras protegibles por el derecho de autor o de las creaciones intelectuales o contribuciones intelectuales, por ejemplo, escritos, fotografías, videos, software y aplicaciones web, o mejoras sobre las mismas, tanto en formato físico como digital que resulten de su relación laboral y del ejercicio de sus actividades o en razón a sus obligaciones contractuales, incluyendo, pero sin limitación a, los derechos patrimoniales de distribución, reproducción, comunicación pública y transformación de las obras a través de cualquier medio análogo o digital conocido o por conocerse, incluyendo usos en Internet durante el máximo de tiempo legal de duración de la protección de la obra y en el territorio del mundo. 6.4. El Trabajador reitera que entiende y acepta que, como consecuencia de la cesión sobre cualquier bien protegible por la propiedad intelectual que surja como resultado del ejercicio de sus actividades o en razón a sus obligaciones contractuales, el Empleador estará en plenas facultades de utilizar, licenciar, o ceder a terceros los derechos derivados de dichas creaciones intelectuales, sin que dichas actividades supongan para el Trabajador compensaciones adicionales al salario mensual, ni requieran autorización adicional del Trabajador. 6.3. The Employee reiterates that he undertakes to sign all the documents that the Employer considers necessary to make effective the assignment of any economic copyright of all works protectable by copyright or intellectual creations or intellectual contributions, for example, written documents, photographs, videos, software and web applications, or improvements thereof, both in physical and digital format that result from their employment relationship and the exercise of his activities or due to their contractual obligations, including, but not limited to, economic rights of distribution, reproduction, public communication and transformation of the works through any known or unknown analog or digital means, including uses on the Internet for the maximum legal duration of the protection of the work and in the territory of the world. 6.4. The Employee reiterates that he understands and accepts that, as a consequence of the assignment of any asset that can be protected by intellectual property that arises as a result of the exercise of its activities or due to its contractual obligations, the Employer will be fully empowered to use, license, or assign to third parties the rights derived from said intellectual creations, without such activities supplying the Employee with additional compensation to the monthly salary, or requiring additional authorization from the Employee. 7. Conflicto de interés 7.1. El Trabajador manifiesta no tener o estar frente alguna situación generadora de conflicto de intereses con el Empleador, sus socios o sus trabajadores. 7.2. En el evento en que el Trabajador tenga conocimiento de una situación de conflicto de interés, deberá informarla al Empleador de manera inmediata. La violación de esta obligación constituye una falta grave para todos los efectos legales. 7. Conflicts of interest 7.1. The Employee states that he is not in a situation of conflict of interest with the Employer, its partners or employees. 7.2. In the event in which the Employee becomes aware of a conflict of interest, he must report it to the Employer immediately. Violation of this obligation constitutes a serious violation for all legal purposes. 8. Personal de dirección, confianza o manejo 8. Personnel of management or trust

Página 10 de 17 8.1. Por razón de las funciones que realiza el Trabajador y por el hecho de desempeñar un cargo de confianza y manejo, ha estado y está excluido de la regulación sobre jornada máxima legal y ha debido y deberá trabajar el número de horas que sean necesarias para el cabal desempeño de sus funciones, por lo cual no ha habido ni habrá lugar al reconocimiento de horas extras cuando se sobrepase el límite de la jornada máxima legal; esto, sin perjuicio del cumplimiento de los horarios mínimos señalados por el Empleador. 8.1. Due to the duties performed by the Employee and since he holds a position of trust, he has been and is excluded from the regulation concerning maximum legal working hours and has worked and shall work the necessary number of hours to carry out his duties in full. Therefore, the recognition of overtime, when the limit of maximum legal working hours is exceeded, has not and shall not apply; this, without prejudice of complying with the minimum working schedule indicated by the Employer. 9. Duración del Contrato 9.1. La duración de este contrato será indefinida y tendrá vigencia mientras subsistan las causas que le dieron origen y la naturaleza del trabajo. 9. Contract’s duration 9.1. This Agreement shall have an indefinite duration and shall be in effect while the causes originating it and the nature of the work subsist. 10. Justas causas 10.1. Son justas causas para terminar el presente Contrato, por parte del Empleador, además de las enumeradas en el literal a) del artículo 7º del Decreto Ley 2351 de 1965, las contenidas en el Reglamento Interno de Trabajo, el incumplimiento de cualquiera de las obligaciones y/o prohibiciones previstas en el presente Contrato. 10. Just causes for Termination 10.1. Besides the causes listed in subsection a) of Article 7 of Decree Law 2351, 1965 and those enclosed in the Internal Working Regulations, the Employer may terminate this Agreement in the event of failure to comply with any of the obligations and/or prohibitions provided in this Agreement. 11. Obligaciones especiales del Trabajador 11.1. Además de las obligaciones previstas en la ley, en el Reglamento Interno de Trabajo, el Reglamento de Higiene y Seguridad Industrial, en los demás reglamentos y políticas del Empleador, así como en las cláusulas de este contrato el Trabajador se compromete a cumplir las siguientes obligaciones especiales: a) Desempeñar personalmente las labores asignadas, observando en el cumplimiento de éstas, el cuidado y diligencia necesarios, incorporando toda su capacidad de trabajo en el desempeño de las mismas y conservando rigurosamente en sus actos y conductas los principios de veracidad y de lealtad hacia el Empleador, sus superiores, 11. Special obligations of the Employee 11.1. Besides the obligations contemplated in the law, in the Internal Working Regulations, the Hygiene and Safety Regulations, the clauses of this contract, as well as all other policies and guidelines of the Employer, the Employee undertakes to comply with the following special obligations: a) undertake personally all the obligations assigned by the Employer, observing strict moral values and proper treatment with respect to its superiors, colleagues and the public in general; b) Work at different times than initially agreed when the Employer requires so;

Página 11 de 17 compañeros de trabajo y para con el público en general; b) Laborar en horarios diferentes al inicialmente pactado cuando el Empleador así lo requiera; c) Prestar sus servicios personalmente en el lugar del territorio de la República de Colombia que indicare el Empleador, y excepcionalmente fuera de dicho territorio cuando las necesidades del servicio así lo exigieren; d) Conocer y someterse a todas las políticas y medidas de seguridad y control que establezca el Empleador para la buena y segura marcha del negocio; e) Utilizar de manera racional los beneficios y servicios que le sean otorgados por el Empleador; 11.2 El incumplimiento de cualquiera de las obligaciones contenidas en esta cláusula, incluso por una sola vez, será considerado una violación grave para todos los efectos legales, en especial lo previsto en el numeral 6º del literal a) del artículo 7º del Decreto 2351 de 1965. c) Provide her services personally in the place of the territory of the Republic of Colombia indicated by the Employer, and exceptionally outside said territory when the needs of the service require so; d) Know and submit to all the security and control policies and measures established by the Employer for the good and safe running of the business; e) Use in a rational manner the benefits and services that are granted by the Employer; 11.2. Failure to comply with any of the obligations contained in this clause for a single time shall be considered serious violation for all legal purposes, especially for the notice in numeral 6 of subsection a) of Article 7 of Decree 2351 of 1965. 12. Normas laborales 12.1. Las Partes declaran que en el presente Contrato se entienden incorporadas, en lo pertinente y en cuanto no se opongan a lo aquí estipulado, todas las disposiciones legales que regulan las relaciones laborales y especialmente lo dispuesto, en cualquier tiempo, por el Reglamento de Trabajo del Empleador y demás políticas laborales, códigos de conducta o reglamentos de la Compañía. El Trabajador declara que ha recibido un ejemplar de este documento, que conoce el Reglamento de Trabajo, las políticas laborales, códigos de conducta y reglamentos del Empleador y que está en todo de acuerdo con los mismos. 12. Employment legislation 12.1. The Parties declare that to this Agreement it is understood incorporated, in what is pertaining and does not oppose the stipulated herein all the legal provisions that rule the employment relationship and specially what it is established, at any time, by the Internal Working Regulations of the Employer and other employment policies, codes of conduct or regulations of the Employer. The Employee declares that he has received a copy of this document, that he has acknowledged the Internal Working Regulations of the Employer, the labor policies, code of conduct, and the regulations of the Employer and agrees with the contents of such documents. 13. Protección de datos personales 13.1. El Trabajador reitera que autoriza de manera previa, expresa e informada al Empleador para que, directamente o a 13. Personal data protection 13.1. The Employee reiterates that he grants his informed, previous and express consent in order for the Employer to, directly or

Página 12 de 17 través de sus empleados, consultores, asesores y/o terceros encargados a tal efecto, realice cualquier operación o conjunto de operaciones tales como la recolección, almacenamiento, uso, circulación, supresión, transferencia y transmisión (el “Tratamiento”) de sus datos personales, entendidos como cualquier información vinculada o que pueda asociarse al Trabajador (los “Datos Personales”), lo cual incluye pero no se limita a datos de contacto, información financiera, datos sensibles (por ejemplo información médica y datos biométricos) e información profesional. La presente autorización se otorga para el cumplimiento de los fines empresariales del Empleador, que incluyen pero no se limitan al cumplimiento de obligaciones legales o contractuales del Empleador con terceros; la debida ejecución de este Contrato; el cumplimiento de las políticas internas del Empleador, incluyendo la Política de Tratamiento de la Información del Empleador (la “Política”); la verificación del cumplimiento de las obligaciones del Trabajador; la administración de sus sistemas de información y comunicaciones, y la generación de copias y archivos de seguridad de la información en los equipos proporcionados por el Empleador. El Trabajador reitera que declara que acepta, autoriza, entiende y conoce el carácter facultativo de entregar o no al Empleador sus Datos Personales de carácter sensible. El Trabajador reitera que declara que acepta, autoriza, entiende y conoce que para el cumplimiento de los fines acá descritos y realizar las validaciones pertinentes para su vinculación laboral, el Empleador, directa o indirectamente, ha podido y podrá recolectar y someter a Tratamiento Datos Personales y Datos Personales de carácter sensible del Trabajador (por ejemplo, información médica y datos biométricos), mediante la práctica de visitas domiciliarias, estudios de antecedentes, pruebas de polígrafo y/o exámenes médicos, entre otras. 13.2. El Trabajador reitera que autoriza de manera previa, expresa e informada al Empleador para transferir y/o transmitir through its employees, consultants, advisors and/or third parties appointed to that end, perform any operation or set of operation such as collecting, storing, using, circulating, suppressing, transferring and transmitting (the “Processing”) the Employee’s personal data, understood as any information pertaining or that can be associated to the Employee (the “Personal Data”), which includes but is not limited to his contact data, financial information, sensitive data (for instance, medical or biometrical data) and professional information. The present authorization is granted in order for the Employer to accomplish its business purposes, which include but are not limited to complying with legal or contractual obligations of the Employer with third parties; the adequate performance of this Contract; complying with the Employer’s internal policies, including the Employer’s Privacy Policy (the “Policy”); the verification of performance of the Employee’s obligations; the management of its information and communication systems, and the generation of back-up copies and security files of the information contained in the equipment provided by the Employer. The Employee reiterates that he represents and warrants that he accepts, authorizes, understands and is aware that providing the Employer his Personal Data of a sensitive nature is optional. The Employee reiterates that he represents and warrants that he accepts, authorizes, understands and is aware for the accomplishment of the purposes described herein and for undertaking the necessary verifications pursuant to his engagement as an employee, the Employer, either directly or indirectly, may have collected and will collect and subject to Processing the Personal Data and Personal Data of a sensitive nature (for instance, medical or biometrical data) through home visits, background checks, polygraph tests or medical examinations, among others. 13.2. The Employee hereby reiterates that he grants his informed, previous and express consent in order for the Employer to transmit and/or transfer the Personal Data

Página 13 de 17 los Datos Personales o permitir el acceso a éstos a terceros ubicados en Colombia o en el exterior, para el cumplimiento de los mismos fines del Empleador, incluso a países que no proporcionen niveles adecuados de protección de datos. El Trabajador reitera que declara que acepta, autoriza, entiende y conoce que el Tratamiento efectuado por fuera del territorio colombiano puede regirse por leyes extranjeras. El Trabajador reitera que declara que acepta, autoriza, entiende y conoce que ha sido informado de los derechos que le asisten en su calidad de titular de Datos Personales, entre los que se encuentran los siguientes: (i) conocer, actualizar, suprimir y rectificar sus Datos Personales frente al Empleador o quienes por cuenta de éste realicen el Tratamiento; (ii) solicitar prueba de la autorización otorgada al Empleador, salvo cuando la ley no lo requiera; (iii) previa solicitud, ser informado sobre el uso que se ha dado a sus Datos Personales por el Empleador o quienes por cuenta de éste realicen el Tratamiento; (iv) presentar ante las autoridades competente quejas por violaciones al régimen legal colombiano de protección de datos personales; (v) revocar la presente autorización y/o solicitar la supresión de sus Datos Personales, y (vi) acceder en forma gratuita a sus Datos Personales que hayan sido objeto de Tratamiento. El Trabajador reitera que declara que acepta, autoriza, entiende y conoce que la revocación de la presente autorización y la supresión de sus Datos Personales sólo procederá en la medida en que no exista una obligación legal o contractual de permanecer en la respectiva base de datos. 13.3. Por medio del presente Contrato, el Trabajador reitera que declara, garantiza y representa lo siguiente: a) Que conoce y entiende la Política, pues ha tenido oportunidad de consultarla y estudiarla detenidamente. b) Que conoce y entiende que el responsable del Tratamiento será el Empleador. or to allow access thereto, to third parties located in Colombia or abroad, for the accomplishment of the Employer’s business purposes, including countries that do not provide adequate levels of data protection. The Employee reiterates that he represents and warrants that he accepts, authorizes, understands and is aware that the Processing that takes places abroad may be governed by foreign law. The Employee reiterates that he represents and warrants that he accepts, authorizes, understands and is aware that he has been informed of his rights as data subject, among which are the following: (i) to obtain, update, and rectify his Personal Data before the Employer or before third parties who perform the Processing on its behalf; (ii) to request evidence of his authorization granted to the Employer, except when such authorization is not required by law; (iii) when requesting so, be informed about the use that has been given to his Personal Data by the Employee or by third parties who have performed the Processing on its behalf; (iv) to file complaints before competent authorities for the violation of data protection laws and regulations; (v) to revoke the present authorization or request the deletion of his Personal Data, and (vi) to access, free of charge, to his Personal Data which has been Processed. The Employee reiterates that he represents and warrants that he accepts, authorizes, understands and is aware that the withdrawal of the present authorization and the suppression of his Personal Data will only come through whenever there is no legal or contractual obligation in place to remain in the respective data base. 13.3. By means of the present Contract, the Employee reiterates that he represents and warrants the following: a) That he is acquainted with and understands the Policy, as he has had the opportunity to examine and study it in a detailed manner. b) That he is acquainted with and understands that the entity responsible for the Processing will be the Employer. c) That he is acquainted with and understands the proceedings and

Página 14 de 17 c) Que conoce y entiende los procedimientos y las formas con que cuenta para el ejercicio de los derechos que le asisten como titular de los Datos Personales, tal como éstos se establecen y describen en la Política. d) Que conoce y entiende que cualquier solicitud, reclamo, consulta o inquietud debe dirigirse al Área Legal al teléfono +576013905653 y correo electrónico lineaetica@cleverleaves.com, con arreglo a los términos y formas señalados en la Política. e) Que el Empleador, en cumplimento de lo establecido en la normativa de protección de datos personales, particularmente de la Ley 1581 de 2012 y del Decreto 1377 de 2013, le ha informado del carácter facultativo de las respuestas a las preguntas sobre Datos Personales de carácter sensible o sobre Datos Personales de niñas, niños y adolescentes. f) Que la presente autorización comprende el Tratamiento de sus Datos Personales a futuro y el que hubiere efectuado antes de la suscripción de la presente minuta contractual, situación que se entiende ratificada por este medio. g) Que, si bien el Empleador cuenta con una infraestructura tecnológica sólida y confiable, existen circunstancias inherentes al Tratamiento que expondrán los Datos Personales a ciertos riesgos, lo cual incluye, pero no se limita a riesgos de seguridad, riesgos de virus, riesgos de corrupción y caídas de servicios, entre otros. h) Que el Empleador ha podido y podrá monitorear de manera rutinaria cualquier equipo, herramienta tecnológica o cualquier herramienta de trabajo asignada al Trabajador, sin que el Trabajador pueda alegar la inviolabilidad de sus comunicaciones o el uso no autorizado de sus Datos Personales. Este monitoreo deberá hacerse de acuerdo a los propósitos del Empleador, conforme a lo establecido en el presente Contrato. ways for exercising his rights as a data subject, as described in the Policy. d) That he is acquainted with and understands that any petition, claim, request, inquiry, or question shall be addressed to the legal team to the phone +576013905653 and to the email address lineaetica@cleverleaves.com according to the terms and proceedings set forth in the Policy. e) That the Employer, in due compliance with data protection laws and regulations, particularly Law 1581 of 2012 and Decree 1377 of 2012, has informed him that his answers to questions regarding Personal Data of a sensitive nature, or regarding girls, boys and teenagers, are optional. f) That the present authorization includes the Processing of the Personal Data in the future, and any may have been performed before the execution of this contractual minute, is understood as being ratified hereby. g) That although the Employer’s has a solid and trustworthy IT infrastructure, there could be situations inherent to the Processing that may expose the Personal Data to certain risks, which include but are not limited to security risks, viruses, corruption risks and loss of services, among others. h) That the Employer may have reviewed and may review and audit on a regular basis any equipment, technological device or any working instrument provided to the Employee, in such a way that the Employee may not stress a violation of this personal communications or the non- authorized use of his Personal Data. This surveillance shall be performed in accordance with the purposes set forth herein. 14. No competencia 14. Non-Competition

Página 15 de 17 14.1. Durante los 12 meses que siguen la terminación del Contrato de Trabajo del Trabajador (el “Período Restringido”), el Trabajador no podrá, directa o indirectamente, de ninguna manera, que no sea en beneficio del Grupo Empresarial de la Compañía, tomar ninguna de las siguientes acciones en el Territorio: poseer, operar, administrar, controlar, involucrarse en, participar en, invertir en, permitir que el nombre del Trabajador sea utilizado por, como consultor o asesor, para prestar servicios (solo o en asociación con cualquier otra persona o entidad), o ayudar de otro modo (x) a cualquier persona o entidad que participe o sea propietaria, invierta en, opere, administre o controle cualquier emprendimiento o empresa que sea un Negocio Competitivo o (y) cualquier Socio Comercial (que no sea un Inversionista) en relación con un Negocio Competitivo; siempre que, sin embargo, lo anterior no impida o limite el derecho del Trabajador a administrar inversiones personales en el tiempo personal del Trabajador, incluido, entre otros, el derecho a realizar inversiones pasivas en los valores de cualquier empresa de propiedad pública siempre que el interés total directo e indirecto del Trabajador no exceda el dos por ciento (2%) de los valores emitidos y en circulación de cualquier clase de valores (no obstante lo anterior, después de la Terminación del Contrato de Trabajo del Trabajador, el interés directo e indirecto total del Trabajador en tales clases de valores puede exceder el dos por ciento (2%) pero no excederá el cinco por ciento (5%) de dichos valores emitidos y en circulación de cualquier clase). 14.2. En el evento en que (i) el Trabajador renuncie o cuando el Trabajador presente el preaviso de no renovación del Contrato de Trabajo, y (ii) el Empleador decida aplicar la Cláusula de No Competencia, el Empleador pagará al Trabajador, por una única vez, un valor equivalente al último Salario Básico Anual del Trabajador de acuerdo con las prácticas de nómina del Empleador durante la duración del Periodo Restringido que sigue a la fecha de terminación. 14.1. During the 12 months that follow the Employee’s termination of the Employment Agreement (the “Restricted Period”), the Employee will not, directly or indirectly, in any manner, other than for the benefit of the Company Group, take any of the following actions in the Territory: own, operate, manage, control, engage in, participate in, invest in, permit Employee’s name to be used by, as a consultant or advisor to, render services for (alone or in associate with any other person or entity), or otherwise assist (x) any person or entity that engages in or owns, invests in, operates, manages or controls any venture or enterprise that is a Competitive Business or (y) any Business Associate (other than an Investor) in connection with a Competitive Business; provided, however, that the foregoing shall not prevent or limit Employee’s right to manage personal investments on Employee’s own personal time, including, without limitation the right to make passive investments in the securities of any publicly held entity so long as Employee’s aggregate direct and indirect interest does not exceed two percent (2%) of the issued and outstanding securities of any class of securities (notwithstanding the foregoing, after the Employee’s Termination of the Employment Agreement, Employee’s aggregate direct and indirect interest in such classes of securities may exceed two percent (2%) but shall not exceed five percent (5%) of such issued and outstanding securities of any class). 14.2. In the event (i) the Employee resigns or where the Employee has provided the notice of non-renewal of this Agreement and (ii) the Employer decides to enforce the Non-Competition Clause, the Employer shall pay the Employee, for one time only, an amount equivalent to the last Employee’s Base Annual Salary in accordance with the Employer’s payroll practices for the duration of the Restricted Period following the date of termination.

Página 16 de 17 14.3. Para los propósitos de este Contrato, los siguientes términos tendrán los siguientes significados: a) “Socio Comercial” significa cualquier persona (que no sea un miembro de la familia inmediata del Trabajador), firma, corporación u otra organización (i) que haya realizado una inversión en el Grupo Empresarial de la Compañía, ya sea a través de la compra o adquisición de acciones o endeudamiento del Empleador (un "Inversor"), (ii) a la que el Grupo Empresarial de la Compañía proporciona productos o presta servicios (un "Cliente"), (iii) en la que el Grupo Empresarial de la Compañía ha realizado una inversión de capital (una "Inversión de Cartera”), (iv) que provea suministros o servicios al Grupo Empresarial de la Compañía (un “Proveedor”), o (v) con el que el Grupo Empresarial de la Compañía haya tenido alguna negociación o discusión sobre la posibilidad de establecer una relación comercial para convertirse en Inversionista, Cliente o una Inversión de Cartera durante el período de 12 meses anterior a la Terminación del Contrato de Trabajo del Trabajador. b) “Grupo Empresarial de la Compañía” significa el Empleador, sus subsidiarias, filiales y/o casa matriz. c) “Negocio Competitivo” significa un extractor, cultivador, distribuidor, minorista o comercializador en las industrias cannabinoides botánicos, o cualquier negocio que compita de otro modo con el negocio del Grupo Empresarial de la Compañía. d) “Territorio” significa los países de Australia, Brasil, Canadá, Colombia, Portugal, Estados Unidos, Alemania y cualquier otro país en el que el Grupo Empresarial de la Compañía realice o planee realizar negocios. 14.3. For purposes of this Agreement, the following terms shall have the following meanings: a) “Business Associate” means any person (other than a member of Employee’s immediate family), firm, corporation or other organization (i) that has made an investment in the Company Group, whether through the purchase or acquisition of stock or indebtedness of the Company (an “Investor”), (ii) to which the Company Group provides any products or performs any services (a “Customer”), (iii) in which the Company Group has made an investment of capital (a “Portfolio Investment”), (iv) that provides supplies or services to the Company Group (a “Supplier”), or (v) with which the Company Group has had any negotiations or discussions regarding the possibility of establishing a business relationship to become an Investor, Customer or a Portfolio Investment during the 12 month period preceding Employee’s Termination of Employment Agreement. b) “Company Group” means the Employer, its subsidiaries, affiliates and/or parent companies. c) “Competitive Business” means an extractor, cultivator, distributor, retailer or marketer in the botanical cannabinoid industries, or any business that otherwise competes with the business of the Company Group. d) Territory” means the countries of Australia, Brazil, Canada, Colombia, Portugal, the United States, Germany and any other country in which the Company Group conducts, or plans to conduct, business.

Página 17 de 17 En fe de lo expuesto se firma esta minuta contractual, en la ciudad de Bogotá, D.C., a los veintiocho (28) días del mes de enero de 2022, en dos (2) ejemplares del mismo valor y contenido, uno para el Empleador y otro para el Trabajador. En caso de discrepancias entre las versiones en inglés y español de este Contrato, la versión en español prevalecerá. In witness whereof, this contractual is executed in the city of Bogota, D.C., on January 28, 2022, in two (2) counterparts, which shall be deemed to be originals having the same value, one (1) for the Employer and another for the Employee. In case of discrepancy between the English and the Spanish version of this Agreement, the Spanish version shall prevail. ___________________________ EL TRABAJADOR / THE MPLOYEE Andrés Fajardo Luna C.C. No. 79.942.341 _____________________________ EL EMPLEADOR / THE EMPLOYER Gustavo Adolfo Escobar Morales Gerente C.C. No. 80.095.617